SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 27, 2006 (March 24, 2006)
AMERICAN HOMEPATIENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-19532	62-1474680
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
5200 Maryland Way, Suite 400, Brentwood, Tennessee 37027-5018
(Address of principal executive offices)
(615) 221-8884
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, former address and former fiscal year,
if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On March 24, 2006, American HomePatient, Inc. (the “Company”) issued a press release announcing that it has scheduled to hold its annual meeting of stockholders on June 7, 2006. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Number	Exhibit
99.1	Press Release dated March 24, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN HOMEPATIENT, INC.
By:	/s/ Stephen L. Clanton
	Name:	Stephen L. Clanton
	Title:	Executive Vice President and Chief Financial Officer

Date: March 27, 2006

EXHIBIT INDEX

Number	Exhibit
99.1	Press Release dated March 24, 2006.

4